ALPINE FOUNDATION FUND

A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED JULY 28, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2014

At a special meeting of shareholders of Alpine Foundation Fund (the “Fund”) held on July 24, 2014, shareholders approved changing the Fund’s investment objectives and changing the classification of the Fund’s investment objectives from a fundamental to a non-fundamental policy.  As a result, effective on July 31, 2014, the following changes are made to the Statement of Additional (“SAI”) of the Fund in connection with the changes to the Fund’s investment objectives and certain other changes approved by the Board of Trustees that did not require shareholder approval.

Change in the Fund’s Name

Alpine Foundation Fund is renamed Alpine Equity Income Fund.  All references to “Foundation Fund” are replaced with “Equity Income Fund.”

The last two sentences in the fourth paragraph in the section of the SAI  titled “Investment Practices and Risk Factors – Debt and Fixed Income Securities” is deleted in its entirety and replaced with the following:

The Equity Income Fund may invest up to 20% of its net assets in fixed income securities.

The section of the SAI  titled “Investment Restrictions – 14. Investment Objective and 15. 80% Investment Policy*” is deleted in its entirety and replaced with the following:

14. Investment Objective

The investment objective for each Fund (except for the Global Consumer Fund and the Equity Income Fund) is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

15. 80% Investment Policy*

The 80% investment policy of each of the Global Consumer Fund, CAP Fund, International Fund, Income & Growth Fund, Emerging Markets Fund, Infrastructure Fund, Equity Income Fund, Dividend Fund, Financial Services Fund, Small Cap Fund and Accelerating Dividend Fund may be changed by the Board upon 60 days’ prior notice to shareholders.